Financial Risk Management - Schedule of Foreign Currency Sensitivity Analysis (Detail) - US dollars to Euro [member] - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of detailed information about financial instruments [line items]
Nominal positions (net)	€ (508,858)	€ (735,064)
Increase in foreign currency exchange rate	10.00%	10.00%
Profit/(loss) before tax	€ (50,886)	€ (73,506)
Equity before tax	€ (50,886)	€ (73,506)